UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2026

RALLYBIO CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40693	85-1083789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box No. 325 East Berlin, Connecticut	06023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 203 859-3820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RLYB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on May 31, 2026, the Rallybio Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Avenzo Therapeutics, Inc., a Delaware corporation (“Avenzo”), and Farmington Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Avenzo, with Avenzo continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”).

On October 25, 2026, the Company’s board of directors (the “Board”) declared a special cash distribution to its stockholders in connection with the Merger (the “Cash Distribution”). The Cash Distribution, which the Company estimates to be an aggregate of $82.7 million, or an estimated $13.56 per share, will be payable in cash to the stockholders and pre-funded warrant holders of record as of November 5, 2026, with such date subject to change based on the date of the stockholder meeting (the “Record Date”), and further subject to the Nasdaq due bill procedures described below, based on their holdings as of the Record Date and during the Due Bill Period (as defined below). The estimated Cash Distribution is based on the Company’s good faith calculation of the amount by which the Company’s net cash, as determined pursuant to the terms of the Merger Agreement prior to the closing of the Merger, will exceed $0. The estimated per share distribution is based on 6,378,168 shares of common stock and common stock equivalents outstanding as of October 21, 2026. The total actual distribution of the amount of the Cash Distribution will be deposited with the Company’s transfer agent on November 5, 2026 and is scheduled to be further distributed on November 13, 2026 (the “Distribution Payment Date”) and may be higher or lower than the estimated amount. The transfer agent will distribute the Cash Distribution to stockholders and warrant holders within a few days following the Distribution Payment Date.

Because the Cash Distribution per share exceeds 25% of the Company’s stock price on the declaration date, it is subject to an ex-dividend date of the day of the Closing of the Merger. Accordingly, Nasdaq is expected to set November 6, 2026 as the ex-dividend date for the Cash Distribution.

In addition, the Company understands that trades of the Company’s common stock entered into during the due bill period, which is expected to begin November 4, 2026 (the business day before the Record Date) and continue through November 6, 2026 (the “Due Bill Period”), will have a due bill attached for the Cash Distribution. Due bills obligate sellers of the Company’s common stock to deliver the Cash Distribution to the buyer of such common stock during the Due Bill Period. This means that persons who purchase the Company’s common stock during the Due Bill Period (even if the trade will settle after the Due Bill Period) are entitled to receive the Cash Distribution, and persons who sell the stock during the Due Bill Period (even if the trade will settle after the Due Bill Period) are not entitled to the Cash Distribution. Accordingly, if an investor wishes to receive the Cash Distribution, the investor will need to hold the securities through and including November 6, 2026. The due bill obligations are settled customarily between the brokers representing the buyers and sellers of the stock. Buyers and sellers of the Company’s common stock should consult with their broker before trading to ensure they understand the effect of Nasdaq’s due bill procedures. The Company has no obligations for either the amount of the due bill or the processing of the due bill.

Payment of the Cash Distribution is conditioned upon the receipt of the Required Company Stockholder Vote (as defined in the Merger Agreement) at the Company’s annual meeting of stockholders scheduled to be held at 10:00 a.m. Eastern Time on November 4, 2026. Closing of the Merger is expected to occur on or about November 6, 2026, assuming that the transaction is approved by the Company’s stockholders and the satisfaction or waiver of all conditions under the Merger Agreement.

On October 25, 2026, the Board also fixed the close of business on the Record Date as the record date for the Company’s previously announced distribution of contingent value rights to holders of record of the Company’s common stock in connection with the Merger.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act) concerning the Company, Avenzo, the proposed Merger and other matters. These forward-looking statements include express or implied statements relating to the structure, timing and completion of the proposed Merger; the expected distribution and payment of the Cash Distribution and the contingent value rights, including the timing thereof; and other statements that are not historical fact. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company, Avenzo or the proposed Merger will be those that have been anticipated.

The forward-looking statements contained in this communication are based on current expectations and beliefs concerning future developments and their potential effects and therefore subject to other risks and uncertainties. These risks and uncertainties include, but are not limited to, risks associated with the possible failure to satisfy the conditions to the closing or consummation of the Merger, including the Company’s failure to obtain the Required Company Stockholder Vote; risks associated with the uncertainty as to the timing of the consummation of the Merger and the ability of each of the Company and Avenzo to consummate the transactions contemplated by the Merger Agreement; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement prior to the closing or consummation of the Merger; risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results; the effect of the completion of the Merger on the combined company’s business relationships, operating results and business generally; the outcome of any legal proceedings that may be instituted against the Company, Avenzo or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby; changes in the net cash of the Company and the per share amount of the Cash Distribution, each as determined in accordance with the terms of the Merger Agreement, relative to the currently estimated amounts; and those risks and uncertainties and other factors more fully described in filings with the Securities and Exchange Commission (“SEC”), including reports filed on Form 10-K, 10-Q and 8-K and in the registration statement on Form S-4 (the “Form S-4”), which was declared effective by the SEC on October 15, 2026, and which includes a proxy statement/prospectus, the Proxy Statement (as defined below), and in other filings made by the Company with the SEC from time to time and available at www.sec.gov. These forward-looking statements are based on current expectations, and with regard to the proposed Merger, are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed Merger and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Such forward-looking statements are made as of the date of this communication, and the Company undertakes no obligation to update such statements to reflect subsequent events or circumstances, except as otherwise required by securities and other applicable law.

Participants in the Solicitation

This Current Report on Form 8-K relates to the proposed Merger involving the Company and Avenzo and may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, the Company has filed relevant materials with the SEC, including the Form S-4. The Company has also filed a definitive proxy statement/prospectus (the “Proxy Statement”) with the SEC on October 15, 2026, which was first mailed to the Company’s stockholders on or about October 15, 2026. This Current Report on Form 8-K is not a substitute for the Form S-4, the Proxy Statement or for any other document that the Company has filed or may file with the SEC or send to its stockholders in connection with the proposed Merger. The Company, Avenzo, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the Proxy Statement, and in subsequent documents filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the Form S-4, the Proxy Statement and other relevant materials filed with the SEC. You may obtain free copies of this document as described below. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE FORM S-4, THE

PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER AND RELATED MATTERS.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transactions herein or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will also be available free of charge on the Company’s website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALLYBIO CORPORATION

Date: October 26, 2026	By:	/s/ Jonathan I. Lieber
Jonathan I. Lieber Chief Financial Officer